Exhibit 99.1

Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Tronox Incorporated Snapshot NYSE Listed: TRX, TRX.B 40 Years Operating Experience Market Capitalization: $543MM Debt: $538MM 2006 Sales Revenue: $1.4 Billion Primary Product: Titanium Dioxide (TiO2) 3rd largest global producer Electrolytic Chemicals Manganese dioxide Sodium chlorate Boron Headquarters: Oklahoma City, Oklahoma Employees Worldwide: 2,100

TiO2 Pigment Quality-of-Life Product, No Effective Substitutes Unsurpassed Opacifying and Whitening Properties Paints & coatings, plastics, paper, consumer products and specialties Semi-specialty, differentiated and frequently customized customized customized customized customized customized customized customized customized 2006 TiO2 Demand By End-Use Market Coatings Plastics Paper & Specialty East 0.6 0.24 0.16 Total Market Size: $10B Paper & Specialty Plastics Coatings 60% 24% 16%

DuPont Millennium Tronox Huntsman Kronos Others East 0.2 0.13 0.12 0.1 0.1 0.35 Global Producer / Strong Leadership Position Highly Concentrated Industry - Top 5 Producers Account for ~65% of Global Production 3rd largest global producer Leading Supplier to Global Customers in Multiple Regions of the World Capitalizing on strong growth in Asia-Pacific, particularly China and India Strategically Located Facilities in North America, Europe, Asia-Pacific Global Industry Sales = 4.9 MM tonnes 20% 13% 12% 10% 10% 35% (15% w/Cristal) (33% ex/Cristal) TiO2 Supply / Demand Source: Company Estimates 2006 Global Market Share

Strategic Focus Move Tronox to Top-Quartile Performance Project Cornerstone Focus on Growth 3% per year Brownfield expansion to service high-growth Asian market Reduce Debt to Cap: Target = 35% - 40% Exploring opportunities to optimize value of Uerdingen plant Land sales Excess free cash flow Evaluate External Opportunities Vertical and horizontal

Cornerstone Execution Cash Cost Reductions Land Sales & Capital Program Inventory, Receivables & Payables Program * Does not include 2,200-acre LandWell sales Status Summary Teams on track or ahead of schedule Remain committed to target attainment Beginning to realize benefits in the bottom line $MM $MM Q1 Seasonal inventory build ahead of Peak demand in Q2 & Q3 * (Cumulative) (Cumulative)

Location M Tonnes Hamilton 225 Savannah 110 Western Australia 110 Botlek 90 Uerdingen (Sulfate) 107 Global Capacity 642 Global TiO2 Manufacturing Operations Nameplate Capacity (1) (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner. Americas Europe Asia-Pacific Huntsman Kronos Others East 0.46 0.3 0.24 0.11 0.11 0.28 2006 Tronox Sales by Geography Source: Company filings and internal estimates Europe Asia-Pacific Americas

Integrated Western Australia Operations Integrated Western Australia Operations Chandala Synthetic Rutile Facility Cooljarloo Mine Kwinana Pigment Facility

Uerdingen, Germany World-Class Sulfate Process New High Ilmenite Feed Process Annual Capacity = 107,000 MT Strategic Option Status: Robert W. Baird Investment Banker Offering memorandum sent Indicative bids due in May Expect sale and purchase agreement completed by midyear assuming we get value for the business

Land Sales Highlights Henderson, Nevada 2,200-acre development Tronox 100% owned land ~150 acres LandWell Company participation Tronox U.S. portfolio $250MM Target Over 4 Years on Track

Debt Pay Down $0.5 Million Payment $11.1 Million Additional Payment in April 2006 2007 East 190 178.4 ($MM) Term Loan $190 $178.4 2006 2007 Q4 April

First-Quarter Preliminary Results Net Sales Cost of Sales Gross Margin Income (Loss) From Continuing Ops. Diluted EPS From Continuing Ops. First Quarter 2007 First Quarter 2006 339.1 301.3 37.8 (9.0) (0.22) Higher Per Unit Costs Associated with Lower Production, Increased DD&A and Uerdingen HIF Start-Up 2006 Includes $12.9MM U.S. Navy Reimbursement (after tax) ($MM) 338.8 276.0 62.8 23.6 0.58 $ $

Process Chemicals & Energy Outlook

United States

- Chlorine prices continue to soften
- Caustic increased in Q1, offset by lower usage

European Union

- Process chemical prices increasing in European Union
- Energy prices moving higher

2007 U.S. Natural Gas Hedges	Q2	Q3	Q4
Amount hedged	~50%	~30%	~30%
Weighted price with basis ($/MMBtu)	$7.53	$7.61	$8.40

Financial Items Financial Items ($MM) 1Q 2007 2007 Outlook Interest Expense $12.3 $48 to $52 Capital Expenditures $14 $81 Effective Tax Rate -5% <10% SG&A Expense $36 $130 to $135* Increase in SG&A forecast represents ~$5MM net reclass into net sales. No impact to operating profit. *

Environmental Reserves = $221MM Receivables = $ 71MM* *Excludes anticipated future receivables of $41MM from DOE for West Chicago 2007 Net Cash Spend Projected = $40MM to $45MM As of 3/31/2007

Legacy Sites Financial Summary ($MM) Historical Cash Spend 2001 2002 2003 2004 2005 2006 2007 (1) Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. $40-45 Estimate $19 (38) $57 Net Pretax Spend $126 (11) $137 $111 (10) $121 Reimbursements Total Spend (1) $83 (15) $98 ($10) (71) $61 $35 (50) $85

Current Macro-Economic Situation ? GDP Regional Health Gauge (major country proxy) World 3.3% 2.9% 5.2% 3.9% 2006 Estimate Source: Consensus Economics 2.4% 2.5% 4.8% 3.3% 2007 Forecast Germany China United States Production hours Unemployment claims Consumer goods orders Capital goods orders Vendor performance Consumer expectations Index of stock prices Money supply, M2 Building permits Interest rate spread U.S. LEI Components

Outlook 2007 Global TiO2 Market Strong fundamentals in Asia-Pacific and Europe Optimistic for U.S. rebound in demand second half 2007 - 2008 Ongoing Project Cornerstone improvements to baseline business Focus on growing chloride capacity in Asia-Pacific 2008+ Favorable industry supply / demand dynamics moving forward Demand Growth 2007 vs. 2006 Capacity Utilization Inventory Levels 2.8% - 3.2% Low 90s Seasonal Norms